RAPID Tests for EARLIER Treatment

Annual Shareholders Meeting
September 22, 2011

Slide 2

Forward Looking Statements

Statements contained herein that are not historical facts are forward-looking statements within the meaning of the Securities Act of 1933, as amended.  Those statements include statements regarding the intent, belief or current expectations of Chembio and its management. Such statements reflect management's current views, are based on certain assumptions and involve risks and uncertainties. Actual results, events, or performance may differ materially from the above forward-looking statements due to a number of important factors, and will be dependent upon a variety of factors, including, but not limited to, Chembio’s ability to obtain additional financing and the demand for Chembio's products.  Chembio undertakes no obligation to publicly update these forward-looking statements to reflect events or circumstances that occur after the date hereof or to reflect any change in Chembio's expectations with regard to these forward-looking statements or the occurrence of unanticipated events. Factors that may impact Chembio's success are more fully disclosed in Chembio's most recent public filings with the U.S. Securities and Exchange Commission

Slide 3

•	Chembio Overview
•	Develops, Manufactures and Markets Rapid Point of Care Test (POCT) Products
•	Current POCTs for HIV, Syphilis & Other Infectious Diseases, applicable to many other market segments
•	Branded & Private Label (OEM) Strategy
•	Enabled by Patented Dual Path Platform (DPP®)
•	Four products approved in Brazil 2010-11 now being launched by Brazilian OEM partner
•	Sure Check OTC Rapid HIV Test Initiative
•	FDA & USDA Approved Leased Manufacturing Facility in Medford, NY
•	130 Employees

Slide 4

Leadership

Executive		Joined Company
Lawrence Siebert	Chairman & CEO	2002
Richard Larkin	CFO	2003
Javan Esfandiari	SVP R&D	2000
Tom Ippolito	VP Regulatory, Clinical, QA/QC	2005
Rick Bruce	VP Operations	2000

Independent Directors	Joined Board
Gary Meller, MD, MBA	2005
Kathy Davis, MBA	2007
Barbara DeBuono, MD MPH	2011
Peter Kissinger, Ph.D	2011

Slide 5

Organization & Facility

Fully Integrated FDA & USDA Approved Development & Manufacturing in 24,000 S/F Leased Facility in Medford, NY

Number of Employees:
Research and Development: 24
SG&A:  11
Reg. & Clinical QA/QC: 8
Operations: 87

Total Employment : 130

Slide 6

Financial Overview

•	Five Year Compounded Annual Revenue Growth of 33%
•	Gross Margin Expansion Actual and %/ Sales
•	2006: $1.60MM - 25%
•	2010: $8.10MM - 48%
•	2010 6 Mos. YTD - $3.40MM - 52%
•	2011 6 Mos. YTD - $3.98MM - 55%
•	Profitable 2009, 2010 and 2011YTD

(See graphic)

Slide 7
                                (millions)
FY2008-2010 Results                                                                           $20
Recorded revenues and Earnings                                                     $15
Improving Gross Margins                                                                  $10
Controlled Operating Expenses                                                          $5
Operating Cash Flow Strengthened
Balance Sheet                                                                       $0

(see graphic)

Slide 8

Selected Comparative Operating Statement Items – 2010 vs. 2011

	3mos. June 30, 2011		3mos. June 30, 2010		June 30, 2011-YTD		June 30, 2010-YTD		December 31, 2010
Net Product Revenues	$ 2,974,379		$ 2,335,665		$ 5,989,442		$ 4,550,562		$ 13,516,359
Non-Product Revenues	639,772		1,413,777		1,260,390		1,982,296		3,188,344
TOTAL REVENUES	$ 3,614,151		$ 3,419,442		$ 7,249,832		$ 6,532,858		$ 16,704,703
GROSS MARGIN	2,050,278	57%	2,094,966	61%	3,976,620	55%	3,401,340	52%	8,100,699	48%
OPERATING COSTS:
Research and development expenses	1,164,872	32%	791,596	23%	2,455,014	34%	1,592,354	24%	2,586,308	15%
Selling, general and administrative expense	688,259	19%	680,014	20%	1,463,630	20%	1,341,862	21%	2,940,721	18%
	1,853,131		1,471,610		3,918,644		2,934,216		5,527,029
INCOME FROM OPERATIONS	197,147		623,356		57,976		467,124		2,573,670
OTHER INCOME (EXPENSES):	(2,308)		(1,439)		(5,434)		(2,533)		(60,326)
NET INCOME	194,839	5%	621,917	18%	52,542	1%	464,591	7%	2,513,344	15%
Slide 9

U.S. Rapid HIV Test Market
Chembio U.S. Sales Up 42% YTD vs. 2010

	Clearview Complete	Clearview STAT PAK®	DPP® HIV Screen	OraQuick	Uni-Gold
	(See Graphic)	(See Graphic)	(See Graphic)	(See Graphic)	(See Graphic)
Manufacturer	Chembio	Chembio	Chembio	Orasure Technologies, Bethlehem PA	Trinity Biotech, Dublin Ireland
Current or Planned Distribution	Private Label for Alere Direct & Distribution	Private Label for Alere Direct & Distribution	Direct & Distributors	Direct sales force	Direct sales force & distributors
FDA Approval Date	2006	2006	Clinical trials	2003	2003
Technology	Lateral Flow	Lateral Flow	Dual Path Platform (DPP®)	Lateral Flow	Lateral Flow
Est. US Market Shr.	8%	12%	N/A	65%	15%
FDA Sensitivity	99.7%	99.7%	TBD	99.3%OF/99.6% WB	100%
FDA Specificity	99.9%	99.9%	TBD	99.8%OF/100% WB	99.7%
Features
Sample Types	All Blood Matrices	All Blood Matrices	Blood & Oral Fluid Claims being pursued	Oral Fluid and all blood matrices except serum	All Blood Matrices
True IgG Control	Y	Y	Y	Y	N
Sample Size (in microliters)	<5	<5	<5	<5	40
HIV-2	Y	Y	Y	Y	N

Slide 10
Revenue Growth by Category:   Q2’10 YTD vs. Q2’11 YTD

June 30, 2010 ($000s)                      June 30, 2011 ($000s)

Lateral Flow HIV Test, US Market                                       $2,450                                                       $3,474
Lateral Flow HIV Test, Int’l Market                                      $1,693                                                      $1,461
DPP Tests                                                                                $       6                                                       $  899
Other Tests                                                                               $  402                                                        $ 156
Non-Product Revenues (R&D
Milestones, Grants and Royalties)                       $1,982                                                      $1,260

Slide 11
Revenue Growth by Category: 2009 vs. 2010

       2009 ($000s)                                             2010 ($000s)

Lateral Flow HIV Test, US Market                                                    $5,241                                                      $5,281
Lateral Flow HIV Test, Int’l Market                                                  $5,552                                                      $6,830
DPP Tests                                                                                              $   620                                                     $  628
Other Tests                                                                                            $   960                                                      $ 777
Non-Product Revenues (R&D
Milestones, Grants and Royalties)                                    $1,462                                                      $3,188

Slide 12

Selected Balance Sheet Data

($000s)	June'11	Dec. '10	Dec. '09	Dec. ‘08
Cash	$ 2,139	$ 2,136	$ 1,068	$ 1,212
Accounts Receivable	1,643	3,946	1,776	809
Inventories	2,917	1,349	1,556	1,819
Total Current Assets	6,914	7,637	4,667	4,068
Net Fixed Assets	778	813	580	881
Other Assets	743	636	1,068	968
Total Assets	$ 8,435	$ 9,086	$ 6,315	$ 5,915

Total Current Liabilities	2,079	3,076	3,173	2,402
Total Liabilities	2,238	3,277	3,227	3,338

Total Equity	6,197	5,809	3,088	2,577

Total Liabilities & Stockholders Equity	$ 8,435	$ 9,086	$ 6,315	$ 5,915

Slide 13

OEM: Progress on Four DPP® OEM Contracts with FIOCRUZ

•	2010 Annual Meeting Status
‐	Four DPP® Products Completed
‐	Three DPP® Products Submitted for Regulatory Approval
‐	Anticipated All Four DPP® Product Approvals in 2010
•	Significantly Longer Process than Expected

•	2011 Annual Meeting Status
‐	All Five DPP® Products Approved
•	Leptospirosis DPP® Product Approved August
‐	Completed Shipments of Other Four DPP® Products during Q3 with more anticipated in Q4
•	Still anticipate >$3MM 2011 DPP® Product Revenues

Slide 14

OEM: Multiplex DPP® OEM Development Contracts with BIO-RAD

•	2010 Annual Meeting Status
‐	Bio-Rad - Completing Product Development Phase in Current Q2 2010
‐	Multiplex Influenza Test - Awarded $900K Contract

•	2011 Annual Meeting Status
‐	Bio-Rad:
•	Completed all requirements for recognition of license fee, technology transfer, supporting regulatory submission activity
‐	Multiplex Influenza Test:
•	Prototypes delivered within specification
•	Anticipate new contract award to continue development

Slide 15

CHEMBIO BRANDED DPP® PRODUCT PIPELINE DPP HIV 1/2 Screen Assay for Oral Fluid

•	2010 Annual Meeting Status
‐	Approved by PEPFAR for all blood matrices & oral fluid

•	2011 Annual Meeting Status
‐	US Clinical Studies Commenced and Nearly Completed
‐	Anticipated 2012 Approval

Slide 16

CHEMBIO BRANDED DPP® PRODUCT PIPELINE DPP Syphilis Screen & Confirm

•	2010 Annual Meeting Status
‐	WHO Phase I Study Complete
‐	Contracts Pending for FDA clinical trials
‐	Submitting for CE Mark

•	2011 Annual Meeting Status
‐	Product Validation Was Delayed for One Year
‐	CE Mark Submitted Q3 2011
‐	Clinical Trials Commenced Q3 2011
‐	WHO Phase II Study Complete
•	Study Report being finalized

Slide 17

DPP HCV & INFLUENZA A/B

•	2010 Annual Meeting Status
‐	HCV
•	CDC Laboratory and Field Studies Concluded
‐	INFLUENZA
•	Prototype Completed

•	2011 Annual Meeting Status
‐	HCV
•	CDC Data Published Confirming Good Prototype Performance
•	Uncertain Outlook for US HCV Rapid Testing
‐	INFLUENZA
•	Product Development Completed
•	New Regulatory Standards for CLIA waiver
Slide 18

Other Contract Development and Grant Awards

•	2010 Annual Meeting Status
‐	NIH $2.9MM 3 year Phase II Leptospirosis Grant Awarded June 2009

•	2011 Annual Meeting Status
‐	$1.467MM in Qualified Therapeutic Discovery Project Grants Awarded Q3 2010
‐	NIH $2.4MM 3 year Phase II Tuberculosis Grant Awarded March 2011

Slide 19

NEW INITIATIVE in 2011:  SURE CHECK® HIV OTC -IDE Submission 2011

•	Completed Marketing Study and Flex Studies
•	Pre-IDE Meeting with FDA Scheduled Q4
•	Anticipate having timetable for initiation of clinical studies by Q1 2012
(see graphic)

Slide 20

CEMI Selected Share Data Increase of  90%  Since July 2010; 300% Since July 2009;
0% Since  Oct. 2006

(in millions except per share data)

Ticker Symbol (OTC-QB)	CEMI.QB
Price 9/20/2011	$0.400
52-Week High	$0.580
52-Week Low	$0.210
Outstanding Shares	63.3
Market Capitalization	$25.3
Fully Diluted Shares	69.8
Management Holding	11.6
Average Daily Volume (3 months)	53,439

Options and Warrants	Amt.	Avg. Ex. Price
Options (3.89 MM held by mgmt. & board)	5.42	$0.192
Warrants (MM) - Exp. Dates
10/6/2011	1.17	$0.454
2/5/2012	0.07	$0.810
Total Options & Warrants	2.41	$0.254

CEMI price performance (see graphic)

Slide 21

Actions Being Pursued to Enhance Shareholder Value

•	Continue Delivering Improved Fundamental Operating Results
•	Consider, Under Right Circumstances, Reverse Split to Qualify for NASDAQ or AMEX to Develop Interest in CEMI from a Broader Spectrum of Investors

Slide 22

RAPID Tests for EARLIER Treatment

Annual Shareholders Meeting
September 22, 2011